In accordance with the provisions of Rule 497 of the Securities Act of 1933, we are hereby filing the above-captioned sticker.

The information contained in these eXtensible Business Reporting Language (“XBRL”) exhibits relates to the prospectus supplement for the Vantagepoint Growth & Income Fund filed under Rule 497 on February 12, 2016.

Please contact me at 727-544-0194, if you have any questions.

Sincerely,

Catherine Taulbee

Senior Manager – Legal Divsion